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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549


                               ________________


                                   FORM 8-K

                               ________________



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): April 13, 2000 .
                                                        --------------


                          ATLANTIC RICHFIELD COMPANY
     --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



                1-1196                                  23-0371610
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        (Commission File Number)                    (IRS Employer
                                                   Identification No.)



      333 South Hope Street, Los Angeles, California           90071
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         (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:  (213) 486-3511
                                                           --------------



                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
----------------------

     Attached as Exhibit 99 to this 8K is a press release announcing the approval by the FTC of the merger between BP Amoco and ARCO.

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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATLANTIC RICHFIELD COMPANY


                                       /s/  BRUCE G. WHITMORE
                                       ________________________________
                                       Bruce G. Whitmore
                                       Senior Vice President, General
                                       Counsel and Corporate Secretary


Dated:  April 13, 2000

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                                 EXHIBIT INDEX


Exhibit No.        Description
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    99             Press Release